Annual Report
March 31, 1999


AFBA
Five Star
FundSM




100% pure no-load
mutual funds


MESSAGE
To Our Shareholders


We are encouraged by the recent improving trends reflected in the performance of the AFBA Five Star Funds and appreciate your continuing loyalty.

Because so much has already been written in the financial press concerning economic and market conditions in recent months, we are using this report as an opportunity to begin a series of discussions concerning overall portfolio and investment strategies of the various AFBA Five Star Funds. The Portfolio Management Review immediately following this letter will discuss the strategic approach utilized by Kornitzer Capital Management, Inc. with respect to AFBA Five Star Equity Fund.

Total distributions per share for the Fund for the fiscal year ended March 31, 1999, were as follows:

		Investment	Short-Term
                Income          Capital Gains   Total
Balanced        $       .40     $       .02     $       .42
Equity          $       .06     $         -     $       .06
High Yield      $       .58     $       .03     $       .61
USA Global      $       .05     $         -     $       .05

We would be very pleased to answer your questions and comments, or to provide additional information about your investments.
Sincerely,

/s/C. C. Blanton
C.C. Blanton
Chairman


Portfolio Management Review

We often get questions regarding the overall strategies for the AFBA Five Star Mutual Funds. In this report we will discuss how we select stocks in the AFBA Five Star Equity Fund. While this discussion includes the names of various securities we owned as of the date at which this report went to press, as well as the reasons for owning these stocks, please be aware that circumstances change, sometimes quickly, which could cause us to sell any of these stocks. In addition, we often rebalance holdings in the portfolios due to price changes. This discussion should not be viewed as a recommendation to purchase any individual stock, but to provide a better understanding of how and why we choose companies in which to invest.

Certain styles or sectors dictate the management of most mutual funds. For example, some funds buy only small companies; others buy only large companies. Some funds focus on value stocks - typically companies that are priced at relatively low ratios of price-to-earnings (P/E) or price-to-book value. Yet other funds buy only growth stocks - stocks that sell at high ratios of price-to-earnings and/or price-to-book value, but usually having high earnings growth rates. When one of these "sectors" is in favor, those portfolios using that particular management approach tend to do well. Last year, "growth" stocks significantly outperformed "value" stocks, therefore, growth-oriented funds did particularly well. Similarly, large company stocks performed significantly better than did small company stocks during 1998, hence the poor relative performance of small capitalization mutual funds versus their large cap cousins.

In this letter, we will discuss the overall strategic approach for the management of the AFBA Five Star Equity Fund. The AFBA Five Star Equity Fund does not buy stocks based on specific sector/style classifications. Rather than focus solely on "value" or "growth" stocks, or companies of a particular size, we favor an approach which we believe will provide more consistent long-term fund performance. This approach is not dependent on a particular style or sector of stocks performing well in any given year. Our process begins by identifying and monitoring positive long-term trends that are driving various industries. We are looking for developments that will provide positive, long-term, operating environments for our companies. This forces us to be unlike many investors in that we care as much about the potential earnings of a company three years from now as what that company may earn in the current quarter. It is important to note that we also look very closely at the valuation of the stock before we purchase it. Paying too much for a stock not only makes the additional work of analyzing a company worthless, but it can also lead to disastrous returns. Now let us take a look at specific examples of events that we expect to be the drivers of many of the holdings within the AFBA Five Star Equity Fund.

Trends That Will Shape The Next Ten Years

Demographics. The aging of the baby boom generation is probably one of the most talked about trends taking place within the United States, with most people only considering what it means for the solvency of the Social Security program. The rapid growth in the birthrate during the post World War II period through the early sixties, followed by the "baby bust," which lasted until the early seventies, has led to significant differences in the growth rate of certain age groups. This "baby-boom," by which it has come to be known, will cause dramatic shifts in spending as this large group progresses through its various stages of life. The following table shows the dramatic impact of the "baby boom" generation.

Projections of Households and Age of Householder
Age Group                    1998            2008      % Change
25 to 34 years            17,745,661      16,875,195       -4.9
35 to 44 years            23,766,619      21,398,771      -10.0
45 to 54 years            19,727,324      25,062,402       27.0
55 to 64 years            13,236,547      19,256,448       45.5
65 to 74 years            11,587,631      12,541,726        8.2
Total U.S. households    101,042,864     112,362,848       11.2
Source: U.S. Census Bureau

What are the implications of this table? We believe that the aging of the baby boom generation will cause larger than expected increases in spending for pharmaceuticals, leisure activities, larger homes, vacation homes, furniture, and financial services. We base our conclusions on analysis of spending patterns of households as they age - obtaining data directly from corporations, the Bureau of Labor Statistics, and from the U.S. Census Bureau. Ultimately, services for the elderly will start to grow rapidly, but as the table indicates, the boom times for nursing and funeral homes lie at least ten years into the future. What stocks do we own in the AFBA Five Star Equity Fund to take advantage of this demographic trend? We own the pharmaceutical stocks Merck, Abbott Laboratories, Johnson and Johnson, and Schering-Plough, leisure activity companies Brunswick and Mirage Resorts, book retailer Barnes and Noble, home building products companies Elcor and Republic Group, and motor home manufacturer Coachmen Industries. We also own home furnishings provider Ethan Allen, and financial service providers American Express, Allstate, Fleet Financial Group, PNC Bank and Union Planters.

Increasing Demand for Communications Bandwidth. Today's communications infrastructure is being placed under considerable strain by a host of new uses, and the demand for bandwidth (essentially, faster communication speed) will increase geometrically in the foreseeable future. What drives this need? The growing uses of the Internet, video-conferencing, and eventually voice communications over IP (Internet Protocol) networks. We believe that it will be very difficult to predict the Internet winners in such areas as retail since most of the business models appear to be unsustainable. For example, Amazon.com prices books for sale to yield a mid-twenties percent gross margin while Shopping.com sells its books at zero gross margin (yes, they sell books and other items to you at cost and hope to make money on advertising). We do believe, however, that the predictable long-term winners will be companies involved with the "build out" of on-line infrastructure - independent of who wins the electronic-commerce battle. We own Cisco Systems because of its dominant position in equipment needed for the continued evolution of the Internet and the potential for the growth of a totally new infrastructure for voice communications. At the component level, we own Atmel, a company involved in high-speed semiconductor technology that is important to the wireless communications market.

Internet Commerce. The ease of establishing a commerce site on the Internet underscores the low barriers to entry that lead to cutthroat pricing. Picking the long-term winners may be impossible. However, there are relatively few ways to ship the goods purchased over the Internet, and even fewer ways to invest in those shippers. We own Federal Express for its dominant worldwide delivery capability and significant level of value added to the entire electronic commerce industry.

The Shift from Analog to Digital Photography. Since digital cameras are made primarily of semiconductors, performance and price tend to follow typical semiconductor learning curves. Hence, they double in performance every 18 months. This rate of improvement in the product assures that conventional cameras are sitting ducks, and will be overtaken by their digital cousins in the not too distant future. There will be little need to take film anywhere for developing. Consumers will be able to edit and print their pictures right at home, e-mail them to friends, and cut and paste them into documents. We believe that Hewlett-Packard is the biggest beneficiary of this trend via its sale of color printers, photo quality paper, ink cartridges, and digital cameras.

Deregulation of Electric Utilities. Much like long distance telephone deregulation during the 1980's, the electric utility industry is just beginning the process of deregulation. Enron Corporation's web site, www.enron.com, contains an excellent summary of the status of the progress towards deregulation in each state. Customers will soon be choosing their electric power provider the way they currently choose a long distance provider. There will be many more losers than winners as electric utility producers will enter into competition for the first time, and those with the highest power-generation costs will suffer greatly. The days of owning a utility stock for safety and dividends are a thing of the past. Who will be the winners? We believe only companies with the lowest-cost power-generation capabilities, and those having the ability to purchase and distribute electricity nationally, will be the primary beneficiaries, companies such as Enron Corporation.

International Growth of Recognized Branded Products. The combination of generally high economic growth rates and low penetration rates for the adoption and use of many consumer products makes many international economies strong prospects for investment. Companies that have worldwide distribution capabilities and globally recognized brand names are in the best position to capitalize on these opportunities. For example, according to survey data, Coca-Cola is one of the most recognized brand names in China, yet the average Chinese citizen drank only six Coca-Cola products last year, versus 371 per capita per year in Mexico. That is what we mean by low penetration. McDonald's, PepsiCo and Sara Lee capture the potential for strong growth of international markets for the AFBA Five Star Equity Fund.

The Shift from Analog to Digital Cable. Cable companies are rolling out new digital services in response to direct broadcast satellite (DBS) systems, such as Direct TV. These services will include digital broadcast of television signals, video-on-demand, cable modem connection to the Internet, and cable telephony (voice communications over your cable line instead of your existing telephone line). The biggest beneficiaries should be the suppliers of cable set-top boxes. Here we own Scientific-Atlanta, from which Time-Warner, which has 12 million customers, recently committed to purchase 1.1 million of Scientific-Atlanta's Explorer 2000 set-tops.

Expansion of Media Distribution Channels. On average, the number of cable channels available in the home grew from nineteen in 1985 to forty-five by 1996. Over the next few years, as cable systems are upgraded and digital transmission is increasingly used as the distribution method of choice, the number of cable channels will continue to grow. In addition, because of the virtually unlimited volume of content available via the Internet, coupled with the rise of the Internet as a viable distribution platform for multimedia and video on-demand, competition for viewers will rise dramatically. Because consumers will be able to view so many sources of content (movies, sports programming, news, etc.), the cost of distribution will continue to drop. Pricing power will therefore shift away from distributors of content (like Internet portals and cable operators) toward media content providers. Companies possessing valuable content should have the advantage, and in this area we own Disney.

The above description of the AFBA Five Star Equity Fund is not exhaustive, but does cover the majority of the Fund's holdings. We do hold stocks at various times for reasons other than those covered above
- often due to very attractive valuations or other special considerations, such as a positive management change. However, the core holdings of the Fund continue to be developed by searching for positive long-term influences on specific sectors of the economy, identifying those companies that stand to benefit most from these trends, and finally determining a fair price to pay for the stocks. We hope this discussion of the AFBA Five Star Equity Fund has been useful in giving you insight to the management of the Fund. We look forward to discussing other Funds with you in the future.

Sincerely,




/s/John C. Kornitzer	/s/Kent W. Gasaway
John C. Kornitzer	Kent W. Gasaway
President	Sr. Vice President



/s/Tom W. Laming
Tom W. Laming
Sr. Vice President


CHART - AFBA Five Star Balanced Fund versus S&P 500 and Merrill Lynch Bond Fund Index Weighted Average

Average annual compounded total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 1999, were -6.53% and 4.85%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.



CHART - AFBA Five Star Equity Fund versus S&P 500

Average annual compounded total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 1999, were -1.43% and 9.04%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


CHART - AFBA Five Star High Yield Fund versus
Merrill Lynch High Yield Bond Fund Index

Average annual compounded total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 1999, were -8.45% and
0.07%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

CHART - AFBA Five Star USA Global Fund versus S&P 500

Average annual compounded total returns for one year and the life of the Fund (inception June 3, 1997) as of March 31, 1999, were -0.52% and 6.18%, respectively. Performance data contained in this report is for past periods only. Past performance is not predictive of future performance. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.


AFBA FIVE STAR
BALANCED FUND


STATEMENT OF NET ASSETS
March 31, 1999


SHARES          COMPANY                                         MARKET VALUE


COMMON STOCKS - 41.27%
BASIC MATERIALS - 3.22%
        7,000   Republic Group, Inc.                            $      105,437
        4,000   Steel Dynamics, Inc.*                                   66,250
                                                                       171,687
CAPITAL GOODS - 1.06%
        1,500   Lockheed Martin Corp.                                   56,531

CONSUMER CYCLICAL - 13.18%
        1,000   Barnes & Noble, Inc.                                    32,125
        3,000   Brunswick Corp.                                         57,187
        1,500   Carnival Corp.                                          72,844
        2,000   Dillard's, Inc. Cl. A                                   50,750
        4,000   Elcor Corp.                                            140,750
        2,000   Ethan Allen Interiors, Inc.                             83,125
        5,000   Interface, Inc. Cl. A                                   48,125
        3,000   Kmart Corp.*                                            50,438
        2,000   Mirage Resorts, Inc.                                    42,500
        3,500   ServiceMaster Co.                                       71,094
        2,000   Sylvan Learning Systems, Inc.                           54,750
                                                                       703,688
CONSUMER STAPLES - 2.20%
        2,000   Disney (Walt) Holding Co.                               62,250
          500   PepsiCo, Inc.                                           19,594
	2,500	Service Corporation International			35,625
                                                                       117,469
ENERGY - 3.42%
       13,500   Frontier Oil Corp.*                                     67,500
        3,000   Global Marine, Inc.*                                    35,250
        1,000   McDermott International, Inc.                           25,312
        3,000   Nabors Industries*                                      54,563
                                                                       182,625
FINANCIAL - 4.67%
        1,000   Allstate Corp.                                          37,062
        1,000   American Express Co.                                   117,500
        1,000   Fleet Financial Group, Inc.                             37,625
	1,000	Kansas City Southern Industries, Inc.			57,000
                                                                       249,187
HEALTH CARE - 2.92%
        1,000   Merck & Company, Inc.                                   80,188
        2,000   Quintiles Transnational Corp.                           75,500
                                                                       155,688
TECHNOLOGY - 6.53%
        1,500   Alcatel Alsthom ADR                                     34,219
        3,000   Diebold, Inc.                                           72,000
          500   International Business Machines Corp.                   88,625
          500   Microsoft Corp.                                         44,812
        4,000   Scientific-Atlantic, Inc.                              109,000
                                                                       348,656
TRANSPORTATION & SERVICES - 2.87%
        1,000   FDX Corp.*                                              92,813
        2,000   Southwest Airlines Co.                                  60,500
                                                                       153,313
UTILITIES - 1.20%
        1,000   Enron Corp.                                             64,250
TOTAL COMMON STOCKS                                                  2,203,094
(COST $2,076,406)

CONVERTIBLE PREFERRED STOCKS - 8.99%
	1,600	Bethlehem Steel Corp., $3.50, 144A 			60,200
	1,000	Cyprus Amax Minerals Co., $4,
                Series A                                                40,375
	8,200	ICO Holdings, Inc., dep. shrs. repstg.
                1/4 pfd. cv.                                           121,975
	2,000	Freeport-McMoran Copper & Gold, Inc.,
                dep. shrs. repstg. 0.05 pfd. cv. stepup                 31,750
	1,000	Kmart Financing I,
                7.75% tr. cv. pfd. secs.                                60,500
          100   Loral Space & Communications Ltd.,
                6%, 144A, Series C                                       4,475
          700   Loral Space & Communications Ltd.,
                6%, 144A, Series C*                                     31,325
	4,000	Tesoro Petroleum Corp.,
                prem. income equity secs.-pies. dep. shrs.              47,750
	2,500	Texas Industries, capital trust 			81,250
TOTAL CONVERTIBLE PREFERRED STOCKS                                     479,600
(COST $552,632)

FACE
AMOUNT	DESCRIPTION		MARKET VALUE

CORPORATE BONDS - 16.36%
$      40,000   CompUSA, Inc.,
                9.50% gtd. sr. sub. note, due 6-15-00                   38,600
      200,000   Eagle Geophysical, Inc.,
                10.75% sr. note 144A, due 7-15-08                      125,000
      175,000   Frontier Oil Corp.,
                9.125% sr. note, due 2-15-06                           171,500
	5,000	Giant Industries, Inc.,
                9.75% gtd. sr. sub. note, due 11-15-03                   4,925
	5,000	HS Resources, Inc.,
                9.875% sr. sub. note, due 12-1-03                        5,037
       40,000   ICO Holdings, Inc.,
                10.375% sr. note, due 6-1-07                            27,400
      100,000   Kaiser Aluminum & Chemical Corp.,
                12.75% sr. sub. note, due 2-1-03                        97,000
	5,000	Nortek, Inc.,
                9.875% sr. sub. note, due 3-1-04                         5,225
	5,000	Pilgrim's Pride Corp.,
                10.875% sr. sub. note, due 8-1-03                        5,175
       75,000   Plains Resources, Inc.,
                10.25% sr. sub. note, due 3-15-06                       74,625
      150,000   Republic Group, Inc.,
                9.50% sr. sub. note, due 7-15-08                       151,875
       75,000   Specialty Retailers, Inc.,
                9.00% sr. sub. note, due 7-15-07                        58,875
      105,000   United Refining Co.,
                10.75% sr. note, Series B, due 6-15-07                  74,025
       50,000   Wiser Oil Co.,
                9.50% sr. sub. note, due 5-15-07                        33,750
TOTAL CORPORATE BONDS                                                  873,012
(COST $973,900)

CONVERTIBLE CORPORATE BONDS - 17.03%
       15,000   Air & Water Technologies Corp.,
                8.00% sub. deb., due 5-15-15                             9,994
       30,000   Allwaste, Inc.,
                7.25% sub. deb., due 6-1-14                              2,400
      146,000   Argosy Gaming Co.,
                12.00% sub. note, due 6-1-01                           148,007
      150,000   HMT Technology Corp.,
                5.75% sub. note, due 1-15-04                            74,813
      125,000   Hexcel Corp.,
                10.75%, due 8-1-03                                     105,625
       40,000   Integrated Device Technology, Inc.,
                5.50% sub. note, due 6-1-02                             28,600
       95,000   Intevac, Inc.,
                6.50%, due 3-1-04                                       48,450
       35,000   Intevac, Inc.,
                6.50% sub. note 144A, due 3-1-04                        17,850
      175,000   Key Energy Group, Inc.,
                5.00% sub. note 144A, due 9-15-04                       92,750
      150,000   Lomak Petroleum, Inc.,
                6.00% sub. deb., due 2-1-07                             75,750
      100,000   Micron Technology, Inc.,
                7.00% sub. note, due 7-1-04                            106,250
       10,000   Moran Energy, Inc.,
                8.75% sub. deb., due 1-15-08                             9,237
      100,000   National Semiconductor Corp.,
                6.50% sub. note 144A, due 10-1-02                       82,875
       10,000   OHM Corp.,
                8.00% sub. deb., due 10-1-06                             9,050
       10,000   Oryx Energy Co.,
                7.50% sub. deb., due 5-15-14                             9,988
      100,000   Sabratek Corp.,
                6.00%, due 4-15-05                                      64,625
       50,000   Southern Mineral Corp.,
                6.875%, due 10-1-07                                      9,750
	5,000	Swift Energy Co.,
                6.25% sub. note, due 11-15-06                            3,725
       10,000   Weston (Roy F.), Inc.,
                7.00% sub. deb., due 4-15-02                             9,300
TOTAL CONVERTIBLE CORPORATE BONDS                                      909,039
(COST $1,192,799)

REPURCHASE AGREEMENT - 7.87%
      420,000   UMB Bank, n.a., 4.38%, due 4-1-99
                (Collateralized by Treasury Notes,
                7.125%, due 2-29-00 with a value of $443,822)
                (COST $420,000)                                        420,000

TOTAL INVESTMENTS - 91.52%                                           4,884,745
(COST $5,215,737)

Other assets less liabilities - 8.48%                                  452,445

TOTAL NET ASSETS - 100.00%
	(equivalent to $10.22 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        522,311 shares outstanding)                             $    5,337,190



For federal income tax purposes, the identified cost of investments owned at March 31, 1999, was $5,243,089.
Net unrealized depreciation for federal income tax purposes was $358,344, which is comprised of unrealized appreciation of $312,484 and unrealized depreciation of $670,828.

*Non-income producing security

See accompanying Notes to Financial Statements.



AFBA FIVE STAR
EQUITY FUND

STATEMENT OF NET ASSETS
March 31, 1999

SHARES          COMPANY                                         MARKET VALUE


COMMON STOCKS - 88.35%
BASIC MATERIALS - 1.29%
        6,300   Republic Group, Inc.                            $       94,894

CAPITAL GOODS - 0.62%
        1,200   Lockheed Martin Corp.                                   45,225

CONSUMER CYCLICAL - 11.63%
        3,700   Barnes & Noble, Inc.                                   118,862
        4,300   Brunswick Corp.                                         81,969
        4,000   Coachmen Industries, Inc.                               82,000
        7,200   CompUSA, Inc.                                           50,400
        4,400   Elcor Corp.                                            154,825
        4,000   Ethan Allen Interiors, Inc.                            166,250
        3,800   Kmart Corp.*                                            63,888
        1,800   Liz Claiborne, Inc.                                     58,725
        3,500   Mirage Resorts, Inc.                                    74,375
                                                                       851,294
CONSUMER STAPLES - 13.08%
        1,000   Coca-Cola Co.                                           61,375
        5,300   Disney (Walt) Holding Co.                              164,962
        4,600   McDonald's Corp.                                       208,438
        4,600   PepsiCo, Inc.                                          180,262
        6,200   Sara Lee Corp.                                         153,450
        6,800   Viad Corp.                                             189,125
                                                                       957,612
ENERGY - 4.19%
        1,600   British Petroleum PLC Sh F ADR                         161,500
        2,800   Royal Dutch Petroleum Co.                              145,600
                                                                       307,100
FINANCIAL - 15.96%
        5,700   Allstate Corp.                                         211,256
        1,900   American Express Co.                                   223,250
        2,800   American Financial Group, Inc.                          98,525
        2,300   CIT Group, Inc. Cl. A                                   70,294
        4,100   Fleet Financial Group, Inc.                            154,263
        1,100   Golden West Financial Corp.                            105,050
        2,900   PNC Bank Corp.                                         161,131
        3,300   Union Planters Corp.                                   144,994
                                                                     1,168,763
HEALTH CARE - 11.77%
        4,500   Abbott Laboratories                                    210,656
        2,600   Johnson & Johnson                                      243,588
        2,600   Merck & Company, Inc.                                  208,487
        3,600   Schering-Plough Corp.                                  199,125
                                                                       861,856
TECHNOLOGY - 18.52%
        3,800   Analog Devices*                                        113,050
        5,000   Atmel Corp.*                                            75,938
        3,425   Cisco Systems, Inc.                                    375,251
        5,800   Diebold, Inc.                                          139,200
        4,000   HMT Technology Corp.                                    14,000
        1,600   Hewlett-Packard Co.                                    108,500
        3,800   Loral Space & Communications, Ltd.*                     54,862
        3,400   Microsoft Corp.                                        304,725
        3,000   Scientific-Atlanta, Inc.                                81,750
        3,000   Seagate Technology, Inc.                                88,688
                                                                     1,355,964
TRANSPORTATION & SERVICES - 5.73%
        2,500   FDX Corp.*                                             232,031
        6,200   Southwest Airlines Co.                                 187,550
                                                                       419,581
UTILITIES - 5.56%
        3,700   Enron Corp.                                            237,725
        2,800   GTE Corp.                                              169,400
                                                                       407,125
TOTAL COMMON STOCKS                                                  6,469,414
(COST $5,715,521)


FACE
AMOUNT  DESCRIPTION                                             MARKET VALUE

REPURCHASE AGREEMENT - 11.34%
$     830,000   UMB Bank, n.a., 4.38%, due 4-1-99
                (Collateralized by U.S. Treasury Notes,
                7.125%, due 2-29-00 with a value of $877,025)
                (COST $830,000)                                        830,000

TOTAL INVESTMENTS - 99.69%                                           7,299,414
(COST $6,545,521)

Other assets less liabilities - 0.31%                                   22,767

TOTAL NET ASSETS - 100.00%
	(equivalent to $11.54 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        634,392 shares outstanding)                             $    7,322,181



The identified cost of investments owned at March 31, 1999, was the same for financial statement and federal income tax purposes. Net unrealized appreciation for federal income tax purposes was $753,893, which is comprised of unrealized appreciation of $1,109,268 and unrealized depreciation of $355,375.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA FIVE STAR
HIGH YIELD FUND

STATEMENT OF NET ASSETS
March 31, 1999

SHARES          COMPANY                                         MARKET VALUE

CONVERTIBLE PREFERRED STOCKS - 13.36%
	1,000	Bethlehem Steel Corp.,
                $3.50, 144A                                     $       37,625
        1,000   Cyprus Amax Minerals Co.,
                $4, Series A                                            40,375
	1,800	Freeport-McMoran Copper & Gold, Inc.,
                dep. shrs. repstg. gold pfd.                            28,575
	7,200	ICO Holdings, Inc.,
                dep. shrs. repstg. 1/4 pfd. cv.                        107,100
	1,000	Kmart Financing I,
                7.750% tr. cv. pfd. secs.                               60,500
          100   Loral Space & Communications Ltd.,
                6%, 144A, Series C                                       4,475
	1,200	Loral Space & Communications Ltd.,
                6%, 144A, Series C*                                     53,700
	3,000	Tesoro Petroleum Corp.,
                prem. income equity secs. dep. shrs.                    35,812
	2,000	Texas Industries Capital Trust,
                capital trust secs.                                     65,000
	2,000	Union Pacific Capital Trust,
                term income deferrable equity secs.                    100,250
TOTAL CONVERTIBLE PREFERRED STOCKS                                     533,412
(COST $585,172)


FACE
AMOUNT          DESCRIPTION                                     MARKET VALUE
CORPORATE BONDS - 39.65%
       35,000   Callon Petroleum Co.,
                10.00% sr. sub. note, due 12-15-01                      33,731
      100,000   Callon Petroleum Co.,
                10.125% sr. sub. note, due 9-15-02                      98,000
      111,000   CompUSA, Inc.,
                9.50% gtd. sr. sub. note, due 6-15-00                  107,115
      175,000   Eagle Geophysical, Inc.,
                10.75% sr. note 144A, due 7-15-08                      109,375
      100,000   Fairchild Semiconductor Corp.,
                10.125% sr. sub. note, due 3-15-07                     101,500
      200,000   Frontier Oil Corp.,
                9.125% sr. note, due 2-15-06                           196,000
	5,000	Giant Industries, Inc.,
                9.75% gtd. sr. sub. note, due 11-15-03                   4,925
       30,000   HS Resources, Inc.,
                9.875% sr. sub. note, due 12-1-03                       30,225
       50,000   ICO Holdings, Inc.,
                10.375% sr. note, due 6-1-07                            34,250
       25,000   Kmart Corp., pass thru trust,
                9.35% pass thru ctfs., Series 95-K-4, due 1-2-20        24,650
       44,000   Kmart Corp., pass thru trust,
                9.78% mtg. pass thru cfts., Series 95-K-2, due 1-5-20   44,977
      125,000   Kaiser Aluminum & Chemical Corp.,
                12.75% sr. sub. note, due 2-1-03                       121,250
	5,000	Nortek, Inc.,
                9.875% sr. sub. note, due 3-1-04                         5,225
       30,000   Pilgrim's Pride Corp.,
                10.875% sr. sub. note, due 8-1-03                       31,050
      150,000   Plains Resources, Inc.,
                10.25% sr. sub. note, Series B, due 3-15-06            149,250
      100,000   Purina Mills, Inc.,
                9.00% sr. sub. note, due 3-15-10                        82,000
      150,000   Republic Group, Inc.,
                9.50% sr. sub. note, due 7-15-08                       151,875
      125,000   Specialty Retailers, Inc.,
                9.00% sr. sub. note, Series B, due 7-15-07              98,125
      130,000   United Refining Co.,
                10.75% sr. note, Series B, due 6-15-07                  91,650
      100,000   Wiser Oil Co.,
                9.50% sr. sub. note 144A, due 5-15-07                   67,500
TOTAL CORPORATE BONDS                                                1,582,673
(COST $1,721,462)

CONVERTIBLE CORPORATE BONDS - 30.46%
       15,000   Air & Water Technologies Corp.,
                8.00% sub. deb., due 5-15-15                             9,994
       32,000   Allwaste, Inc.,
                7.25% sub. deb., due 6-1-14                              2,560
      195,000   Argosy Gaming Co.,
                12.00% sub. note, due 6-1-01                           197,681
      125,000   HMT Technology Corp.,
                5.75% sub. note 144A, due 1-15-04                       62,344
      125,000   Hexcel Corp.,
                10.75%, due 8-1-03                                     105,625
       45,000   Integrated Device Technology, Inc.,
                5.50% sub. note, due 6-1-02                             32,175
       90,000   Intevac, Inc.,
                6.50%, due 3-1-04                                       45,900
       10,000   Intevac, Inc.,
                6.50% sub. note 144A, due 3-1-04                         5,100
      175,000   Key Energy Group, Inc.,
                5.00% sub. note 144A, due 9-15-04                       92,750
      150,000   Lomak Petroleum, Inc.,
                6.00% sub. deb., due 2-1-07                             75,750
       90,000   Micron Technology, Inc.,
                7.00% sub. note, due 7-1-04                             95,625
      110,000   Moran Energy, Inc.,
                8.75% sub. deb., due 1-15-08                           101,613
      100,000   National Semiconductor Corp.,
                6.50% sub. note 144A, due 10-1-02                       82,875
       35,000   OHM Corp.,
                8.00% sub. deb., due 10-1-06                            31,675
       70,000   Oryx Energy Co.,
                7.50% sub. deb., due 5-15-14                            69,912
      100,000   Sabratek Corp.,
                6.00%, due 4-15-05                                      64,625
       50,000   Southern Mineral Corp.,
                6.875% deb., due 10-1-07                                 9,750
       82,000   Swift Energy Co.,
                6.25% sub. note, due 11-15-06                           61,090
       60,000   VLSI Technology, Inc.,
                8.25% sub. note, due 10-1-05                            59,700
       10,000   Weston (Roy F.), Inc.,
                7.00% sub. deb., due 4-15-02                             9,300
TOTAL CONVERTIBLE CORPORATE BONDS                                    1,216,044
(COST $1,479,237)


REPURCHASE AGREEMENT - 8.27%
$     330,000   UMB Bank, n.a., 4.38%, due 4-1-99
                (Collateralized by U.S. Treasury Notes,
                7.125%, due 2-29-00 with a value of $349,324)
                (COST $330,000)                                        330,000
TOTAL INVESTMENTS - 91.74%                                           3,662,129
(COST $4,115,871)

Other assets less liabilities - 8.26%                                  329,768

TOTAL NET ASSETS - 100.00%
	(equivalent to $9.12 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        437,757 shares outstanding)                          $       3,991,897



The identified cost of investments owned at March 31, 1999, was the same for financial statement and federal income tax purposes. Net unrealized depreciation for federal income tax purposes was $453,742, which is comprised of unrealized appreciation of $47,152 and unrealized depreciation of $500,894.

*Non-income producing security

See accompanying Notes to Financial Statements.


AFBA Five Star
USA GLOBAL Fund

STATEMENT OF NET ASSETS
March 31, 1999


SHARES	COMPANY		MARKET VALUE

COMMON STOCKS - 92.80%
BASIC MATERIALS - 3.97%
        2,700   Praxair, Inc.                                           97,369
        4,600   Sigma Aldrich Corp.                                    134,550
                                                                       231,919
CAPITAL GOODS - 7.59%
        3,100   Allied Signal, Inc.                                    152,481
        1,000   Applied Materials, Inc.*                                61,688
        2,200   Boeing Co.                                              75,075
        4,500   Teleflex, Inc.                                         153,281
                                                                       442,525
CONSUMER CYCLICAL - 4.79%
       13,700   Interface, Inc. Cl. A                                  131,863
        1,500   Korn/Ferry International                                19,688
        3,000   Lear Corp.                                             128,062
                                                                       279,613
CONSUMER STAPLES - 19.56%
        2,400   Bestfoods, Inc.                                        112,800
        2,700   Coca-Cola Co.                                          165,712
        5,600   McDonald's Corp.                                       253,750
        1,700   Proctor & Gamble Co.                                   166,494
        8,000   Sara Lee Corp.                                         198,000
        2,700   Wrigley, (Wm.) Jr. Co.                                 244,181
                                                                     1,140,937
ENERGY - 7.78%
        2,000   Global Marine, Inc.*                                    23,500
        1,700   Mobil Corp.                                            149,600
        2,500   Schlumberger Ltd.                                      150,469
        2,300   Texaco, Inc.                                           130,525
                                                                       454,094
FINANCIAL - 1.87%
        2,000   AFLAC, Inc.                                            108,875


HEALTH CARE - 15.32%
        2,800   American Home Products Corp.                           182,700
        2,600   Bristol Myers-Squibb Co.                               167,213
        2,700   Johnson & Johnson                                      252,956
        1,400   Quintiles Transnational Corp.                           52,850
        4,300   Schering-Plough Corp.                                  237,844
                                                                       893,563
TECHNOLOGY - 31.92%
        4,100   AMP, Inc.                                              220,119
        4,400   Analog Devices, Inc.*                                  130,900
        2,250   Applied Micro Circuits Corp.*                           96,188
        2,700   Cisco Systems, Inc.                                    295,819
          300   Etec Systems, Inc.*                                      8,831
        2,100   Hewlett-Packard Co.                                    142,406
       11,500   HMT Technology Corp.                                    40,250
	3,900	Integrated Device Technology, Inc.			21,084
        1,200   Intel Corp.                                            142,950
       11,000   Intevac, Inc.                                           63,250
        1,800   Microsoft Corp.                                        161,325
        2,000   Motorola, Inc.                                         146,500
       11,500   National Semiconductor Corp.                           107,094
        2,600   Rockwell International Corp.                           110,337
        2,600   Seagate Technology, Inc.                                76,862
        2,500   Thermoquest Corp.*                                      30,313
        8,600   Western Digital Corp.                                   68,262
                                                                     1,862,490
TOTAL COMMON STOCKS                                                  5,414,016
(COST $4,954,284)


FACE
AMOUNT          DESCRIPTION                                     MARKET VALUE

REPURCHASE AGREEMENT - 6.85%
$    400,000   UMB Bank, n.a., 4.38%, due 4-1-99
               (Collateralized by U.S. Treasury Notes,
               7.125%, due 2-29-00 with a value of $422,586)
               (COST $400,000)                                          400,000

TOTAL INVESTMENTS - 99.65%                                            5,814,016
(COST $5,354,284)

Other assets less liabilities - 0.35%                                    20,163

TOTAL NET ASSETS - 100.00%
        (equivalent to $11.06 per share;
        10,000,000 shares of $1.00 par value
	capital shares authorized;
        527,362 shares outstanding)                           $       5,834,179



For federal income tax purposes, the identified cost of investments owned at March 31, 1999, was $5,354,724.
Net unrealized appreciation for federal income tax purposes was $459,292, which is comprised of unrealized appreciation of $881,611 and unrealized depreciation of $422,319.

*Non-income producing security

See accompanying Notes to Financial Statements.


STATEMENT OF ASSETS
AND LIABILITIES

March 31, 1999

                                                            BALANCED            EQUITY            HIGH YIELD            USA GLOBAL
                                                              FUND               FUND                FUND                  FUND

ASSETS:
  Investments, at value (identified
   cost $5,215,737, $6,545,521,
   $4,115,871, and $5,354,284, respectively)        $       4,884,745     $      7,299,414     $       3,662,129    $     5,814,016
  Cash                                                        227,182                1,750               258,768             18,642
  Dividends receivable                                          7,814                9,180                 5,279              3,970
  Interest receivable                                          43,643                 -                   67,352               -
  Receivable for investments sold                             176,032               15,021                  -                  -
  Receivable for fund shares sold                                -                     825                  -                  -
    Total assets                                            5,339,416            7,326,190             3,993,528          5,836,628

LIABILITIES AND NET ASSETS:
  Fees payable                                                  2,226                3,131                 1,631              2,449
  Payable for fund share redemptions                             -                     878                  -                  -
    Total liabilities                                           2,226                4,009                 1,631              2,449
NET ASSETS                                          $       5,337,190    $       7,322,181     $       3,991,897    $     5,834,179

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)       $       5,655,040    $       7,022,808     $       4,431,695    $     5,591,922
  Accumulated undistributed net investment income              21,595                7,226                16,247             13,121
  Accumulated undistributed net realized loss
    on sale of investments                                     (8,453)            (461,746)               (2,303)        (230,596)
  Net unrealized appreciation (depreciation)
    in value of investments                                  (330,992)             753,893              (453,742)           459,732

NET ASSETS APPLICABLE TO OUTSTANDING SHARES         $       5,337,190    $       7,322,181      $       3,991,897   $     5,834,179

Capital shares, $1.00 par value:
  Authorized                                               10,000,000           10,000,000             10,000,000        10,000,000

  Outstanding                                                 522,311              634,392                437,757           527,362

NET ASSET VALUE PER SHARE                           $           10.22    $           11.54      $            9.12   $         11.06

See accompanying Notes to Financial Statements.


STATEMENTS
OF OPERATIONS

Year Ended March 31, 1999

                                                         BALANCED        EQUITY           HIGH YIELD          USA GLOBAL
                                                           FUND           FUND               FUND                FUND
INVESTMENT INCOME:
  Income:
    Dividends (net of foreign taxes withheld)      $       54,772   $       57,745     $       33,938     $       37,290
    Interest                                              178,987           38,372            215,356             38,976
                                                          233,759           96,117            249,294             76,266

  Expenses (Note 2):
    Management fees                                        40,019           56,947             29,036             43,588
    Registration fees and expenses                         13,443           13,339             13,484             13,339
      Total expenses before reimbursement                  53,462           70,286             42,520             56,927
      Less: expense reimbursement                         (10,219)          (8,741)           (11,019)            (9,806)
      Net expenses                                         43,243           61,545             31,501             47,121
      Net investment income                               190,516           34,572            217,793             29,145

REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
  Realized gain (loss) from
    investment transactions
    (excluding repurchase agreements):
  Proceeds from sales of investments                    1,878,149        3,213,038            250,377            702,183
  Cost of investments sold                              1,886,142        3,679,391            252,680            893,431
    Net realized loss from sales
     of investments                                        (7,993)        (466,353)            (2,303)          (191,248)
  Gain from option contracts written                         -               5,534               -                  -
    Net realized loss from
     investment transactions                               (7,993)        (460,819)            (2,303)          (191,248)
  Unrealized appreciation (depreciation)
   on investments:
    Beginning of year                                      78,079          256,370             18,251            182,301
    End of year                                          (330,992)         753,893           (453,742)           459,732
    Increase (decrease) in net unrealized
     appreciation (depreciation) on investments          (409,071)         497,523           (471,993)           277,431
 Net gain (loss) on investments                          (417,064)          36,704           (474,296)            86,183
 Increase (decrease) in net assets resulting
  from operations                                  $     (226,548)  $       71,276     $     (256,503)    $      115,328

See accompanying Notes to Financial Statements.


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                         BALANCED FUND
                                                                                          FOR THE PERIOD
                                                                                         FROM JUNE 3, 1997
                                                                YEAR ENDED                  (INCEPTION)
                                                              MARCH 31, 1999             TO MARCH 31, 1998
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                      $       190,516              $       26,722
  Net realized gain (loss) from
   investment transactions                                            (7,993)                     12,060

  Net unrealized appreciation (depreciation)
   of investments during the period                                 (409,071)                     78,079
  Net increase (decrease) in net assets
   resulting from operations                                        (226,548)                    116,861
DISTRIBUTIONS TO SHAREHOLDERS FROM:**
  Net investment income                                             (171,597)                    (24,099)
  Net realized gain from
   investment transactions                                            (9,146)                     (3,374)
  In excess of realized gains                                           -                           -
     Total distributions to shareholders                            (180,743)                    (27,473)
INCREASE FROM CAPITAL SHARE TRANSACTIONS:*
  Proceeds from shares sold                                        4,673,972                   1,510,881
  Net asset value of shares issued for
   reinvestment of distributions                                     175,665                      25,275
                                                                   4,849,637                   1,536,156
  Cost of shares repurchased                                        (810,261)                    (20,492)
    Net increase from capital share
     transactions                                                  4,039,376                   1,515,664
      Total increase in net assets                                 3,632,085                   1,605,052
NET ASSETS:
  Beginning of period                                              1,705,105                     100,053
  End of period                                              $     5,337,190              $    1,705,105

  Undistributed net investment income
   at end of period                                          $        21,595              $        2,676

*Shares issued and repurchased:
  Number of shares sold                                              427,995                     139,198
  Number of shares issued for
   reinvestment of distributions                                      17,250                       2,331
                                                                     445,245                     141,529
  Number of shares repurchased                                       (72,592)                     (1,871)
    Net increase                                                     372,653                     139,658

*Distributions to shareholders:
  Income dividends per share                                 $           .40              $          .23
  Capital gains distribution per share                       $           .02              $          .04

See accompanying Notes to Financial Statements.

          EQUITY FUND                                       HIGH YIELD FUND                              USA GLOBAL FUND
                         FOR THE PERIOD                                     FOR THE PERIOD                           FOR THE PERIOD
                        FROM JUNE 3, 1997                                 FROM JUNE 3, 1997                        FROM JUNE 3, 1997
  YEAR ENDED               (INCEPTION)               YEAR ENDED              (INCEPTION)         YEAR ENDED            (INCEPTION)
MARCH 31, 1999          TO MARCH 31, 1999          MARCH 31, 1999         TO MARCH 31, 1998    MARCH 31, 1999   TO MARCH 31, 1998
$       34,572          $       16,155          $       217,793            $       31,743      $       29,145        $       16,295
      (460,819)                 14,372                   (2,303)                    8,991            (191,248)             (39,084)
       497,523                 256,370                 (471,993)                   18,251             277,431               182,301
        71,276                 286,897                 (256,503)                   58,985             115,328               159,512

       (32,370)                (11,184)                (201,852)                  (29,227)            (21,277)             (11,095)
          -                    (14,372)                 (11,115)                     (139)               -                     -
          -                       (927)                    -                         -                   -                     (264)
       (32,370)                (26,483)                (212,967)                  (29,366)            (21,277)              (11,359)

     5,048,164               3,321,890                3,074,965                 1,244,279           3,076,895             2,825,803
        32,141                  26,084                  205,296                    26,676              21,084                11,160
     5,080,305               3,347,974                3,280,261                 1,270,955           3,097,979             2,836,963
    (1,388,846)               (116,625)                (214,474)                   (5,047)           (303,021)             (139,999)
     3,691,459               3,231,349                3,065,787                 1,265,908           2,794,958             2,696,964
     3,730,365               3,491,763                2,596,317                 1,295,527           2,889,009             2,845,117

     3,591,816                 100,053                1,395,580                   100,053           2,945,170               100,053

$    7,322,181          $    3,591,816          $     3,991,897            $    1,395,580      $    5,834,179        $    2,945,170

$        7,226          $        5,024          $        16,247            $        2,569      $       13,121        $        5,253


       449,255                 303,234                  305,962                   119,303             289,988               265,844
         2,890                   2,466                   21,917                     2,558               1,964                 1,116
       452,145                 305,700                  327,879                   121,861             291,952               266,960
      (122,896)                (10,557)                 (21,499)                     (484)            (28,294)              (13,256)
       329,249                 295,143                  306,380                   121,377             263,658               253,704


$          .06          $          .05          $           .58            $          .32      $          .05        $          .05
$         -             $          .06          $           .03            $         -         $         -           $         -

NOTES TO FINANCIAL
STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

The AFBA Five Star Fund, Inc. (the Fund), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with the following series: AFBA Five Star Balanced Fund, AFBA Five Star Equity Fund, AFBA Five Star High Yield Fund and AFBA Five Star USA Global Fund. The Fund was organized on January 9, 1997 and commenced operations on June 3, 1997. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation - Corporate stocks, bonds and options traded on a national securities exchange or national market are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the closing bid and asked price is used.

Securities which are traded over-the-counter are priced at the mean between the latest bid and asked price. Securities not currently traded are valued at fair value as determined by the Board of Directors. Securities with maturities of 60 days or less when acquired or subsequently within 60 days of maturity are valued at amortized cost, which approximates market value.

B. Federal and State Taxes - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and therefore, no provision for federal or state tax is required. The Equity, High Yield and USA Global Funds have accumulated net realized losses on sales of investments for federal income tax purposes of $461,746, $2,303 and $160,297, respectively, which expire in 2007.

C. Options - In order to produce incremental earnings and protect gains, the Fund may write covered call options on portfolio securities. When a Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date, or if a Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Fund and the price of the option, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract.

D. Expense Limitation - Jones & Babson, Inc., the underwriter and distributor of the Fund, has voluntarily agreed to pay certain expenses of the Fund so that the total annual operating expenses of a portfolio will not exceed 1.08% of its average daily net assets. Jones & Babson, Inc. may be reimbursed by the Fund for such expenses at a later date if such reimbursement does not cause a portfolio's expenses to exceed the expense limitation percentage noted above.

E. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Market discounts on debt securities are amortized; premiums are not amortized.

F. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of post October and wash sale losses.

G. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from such estimates.

2. MANAGEMENT FEES:

Management fees were paid to AFBA Investment Management Company at the rate of 1% per annum of the average daily net asset values of the Fund for services which include administration, and all other operating expenses of the Fund except the cost of acquiring and disposing of portfolio securities, the taxes, if any, imposed directly on the Fund and its shares and the cost of qualifying the Funds' shares for sale in any jurisdiction.

3. INVESTMENT TRANSACTIONS:

Investment transactions for the year ended March 31, 1999, (excluding maturities of short-term commercial notes and repurchase agreements) were as follows:

Balanced Fund
	Purchases		$	5,415,269
        Proceeds from sales             1,878,149
Equity Fund
	Purchases		$	6,432,862
        Proceeds from sales             3,213,038
High Yield Fund
	Purchases		$	3,197,463
        Proceeds from sales               250,377
USA Global Fund
	Purchases		$	3,743,209
        Proceeds from sales               702,183

4. COVERED CALL OPTIONS:

There were no outstanding covered call options as of March 31, 1999. Transactions in call options written for the year ended March 31, 1999, were as follows:

                                         Number of       Premium
                                         Contracts        Amount
Equity Fund
Balance at March 31, 1998                    -       $       -
Opened                                          36         5,534
Closing Buys                                   (12)       (3,090)
Expired                                        (24)       (2,444)
Balance at March 31, 1999                    -       $       -

For corporate shareholders, AFBA Five Star Balanced, Equity, High Yield and USA Global Funds percent of ordinary income distributions qualifying for the corporate dividends received deduction are 23%, 100%, 15% and 100%, respectively.


FINANCIAL HIGHLIGHTS

Condensed data for a share of capital
stock outstanding throughout the period.

                                                                    BALANCED FUND
                                                                                    FOR THE PERIOD
                                                                                   FROM JUNE 3, 1997
                                                            YEAR ENDED                (INCEPTION)
                                                          MARCH 31, 1999           TO MARCH 31, 1998
Net asset value, beginning of period                      $       11.39           $       10.01
  Income from investment operations:
    Net investment income                                          0.42                    0.25
    Net gains on securities (both realized and unrealized)        (1.17)                   1.40
  Total from investment operations                                (0.75)                   1.65

  Less distributions:
    Dividends from net investment income                          (0.40)                  (0.23)
    Distributions from capital gains                              (0.02)                  (0.04)
  Total distributions                                             (0.42)                  (0.27)

Net asset value, end of period                            $       10.22           $       11.39

Total return                                                     (6.53%)                 16.64%

Ratios/Supplemental Data
Net assets, end of period (in millions)                   $           5            $          2
Ratio of expenses to average net assets                           1.08%                   1.08%
Ratio of net investment income to average net assets              4.76%                   4.06%
Ratio of expenses to average net assets before
 voluntary expense reimbursement                                  1.33%                   1.10%
Ratio of net investment income to average
 net assets before voluntary expense reimbursement                4.51%                   4.04%
Portfolio turnover rate                                             53%                     57%

Performance ratios for the Funds' initial periods of operations are annualized, except total return.

See accompanying Notes to Financial Statements.


                EQUITY FUND                             HIGH YIELD FUND                           USA GLOBAL FUND
                          FOR THE PERIOD                             FOR THE PERIOD                              FOR THE PERIOD
                         FROM JUNE 3, 1997                          FROM JUNE 3, 1997                           FROM JUNE 3, 1997
    YEAR ENDED              (INCEPTION)          YEAR ENDED            (INCEPTION)           YEAR ENDED            (INCEPTION)
  MARCH 31, 1999         TO MARCH 31, 1998     MARCH 31, 1999       TO MARCH 31, 1998      MARCH 31, 1999       TO MARCH 31, 1998
$       11.77             $       10.01        $       10.62          $       10.01        $       11.17          $       10.01

         0.05                      0.06                 0.60                   0.34                 0.05                   0.07
        (0.22)                     1.81                (1.49)                  0.59                (0.11)                  1.14
        (0.17)                     1.87                (0.89)                  0.93                (0.06)                  1.21

        (0.06)                    (0.05)               (0.58)                 (0.32)               (0.05)                 (0.05)
         -                        (0.06)               (0.03)                  -                    -                      -
        (0.06)                    (0.11)               (0.61)                 (0.32)               (0.05)                 (0.05)
$       11.54             $       11.77        $        9.12          $       10.62        $       11.06          $       11.17

       (1.43%)                   18.81%               (8.45%)                 9.37%               (0.52%)                12.16%

$           7             $           4        $           4          $           1        $           6          $           3
        1.08%                     1.04%                1.08%                  1.08%                 1.08%                 1.04%
        0.61%                     0.94%                7.47%                  5.51%                 0.67%                 1.07%
        1.23%                     -                    1.46%                  1.11%                 1.30%                   -
        0.46%                     -                    7.09%                  5.48%                 0.45%                   -
          64%                       76%                  11%                    31%                   19%                   42%


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
AFBA Five Star Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the statements of net assets, of AFBA Five Star Fund, Inc. (the Fund) (comprised of the Balanced, Equity, High Yield and Global portfolios) as of March 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights for each of the periods indicated therein are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of March 31, 1999, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of the Fund at March 31, 1999, and the results of their operations, changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Kansas City, Missouri
April 30, 1999

This report has been prepared for the information of the Shareholders of the AFBA Five Star Fund, and is not to be construed as an offering of the shares of the Fund. Shares of the Fund are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.





AFBA Five Star Fund

AFBA Five Star Balanced Fund
AFBA Five Star Equity Fund
AFBA Five Star High Yield Fund
AFBA Five Star USA Global Fund


AFBA
Five Star
FundSM


AFBA Investment Management Company
909 N. Washington Street
Alexandria, Virginia 22314
1-800-243-9865
www.afba.com

Shareholder Inquiries 1-888-578-2733


JB17E-2 (5/99)                          507199